COMMISSION FILE NO. 333-132202

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2007

Delaware	22-3500331	Delaware	02-0673620
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)	(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

LONG BEACH ACCEPTANCE RECEIVABLES CORP. ONE MACK CENTRE DRIVE PARAMUS, NEW JERSEY	07652	LONG BEACH ACCEPTANCE RECEIVABLES CORP. II ONE MACK CENTRE DRIVE PARAMUS, NEW JERSEY	07652
(Address of Principal Executive Offices)	(Zip Code)	(Address of Principal Executive Offices)	(Zip Code)

Registrants telephone number, including area code	(201) 262-5222	Registrants telephone number, including area code	(201) 262-5222

No Change	No Change
(Former name or former address, if changed since last report)	(Former name or former address, if changed since last report)

Item 2.01. Completion of Acquisition or Disposition of Assets

Description of the Notes and the Mortgage Loans

Long Beach Acceptance Receivables Corp. and Long Beach Acceptance Receivables Corp. II (the “Co-Registrants”) have registered issuances of an aggregate of up to $1,427,990,654 in principal amount of asset-backed securities, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-132202) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, Long Beach Acceptance Auto Receivables Trust 2007-A, a Delaware business trust, issued $486,000,000 in aggregate principal amount of its Asset-Backed Notes, Series 2007-A (the "Notes") on March 22, 2007 (the "Closing Date"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of March 1, 2007, between the Trust and Wells Fargo Bank, National Association, in its capacity as indenture trustee (the "Indenture Trustee"). The Offered Notes evidence indebtedness of the Trust and consist of four classes, the $100,000,000 5.335% Asset-Backed Notes, Class A-1, its $145,000,000 5.150% Asset-Backed Notes, Class A-2, its $98,000,000 4.972% Asset-Backed Notes, Class A-3, and its $143,000,000 5.025% Asset-Backed Notes, Class A-4 (collectively, the "Offered Notes"). Also issued by the Trust, but not offered pursuant to the Prospectus Supplement (as defined herein) are the Class C and Class R Certificates.

The Notes will evidence indebtedness of the Trust, the assets of which consist primarily of non-prime automobile loans (the "Receivables") secured by new and used automobiles, sport utility vehicles, light duty trucks and vans financed thereby.

As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement dated March 19, 2007 (the "Prospectus Supplement") filed with the Commission pursuant to Rule 424(b)(5) of the Act.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits:

1.1	Underwriting Agreement, dated March 13, 2007, between Long Beach Acceptance Receivables Corp., Long Beach Acceptance Corp., Citigroup Global Markets Inc. and Greenwich Capital Markets Inc.

4.1
Indenture, dated as of March 1, 2007 among Long Beach Acceptance Auto Receivables Trust 2007-A, a Delaware business trust acting through its owner trustee, and Wells Fargo Bank, National Association, as indenture trustee.

4.2	Amended and Restated Trust Agreement, dated as of March 1, 2007, between Long Beach Acceptance Receivables Corp. and Wilmington Trust Company, as Owner Trustee.

4.3	Financial Guaranty Insurance Policy, dated as of March 22, 2007.

8.1	Opinion of Dewey Ballantine LLP regarding tax matters, dated as of March 22, 2007.

10.1
Sale and Servicing Agreement, dated as of March 1, 2007, among Long Beach Acceptance Auto Receivables Trust 2007-A, as Issuer, Long Beach Acceptance Receivables Corp., as Transferor, Long Beach Acceptance Corp., as Originator, Servicer and Custodian, and Wells Fargo Bank, National Association, as Back-up Servicer and Trust Collateral Agent.

10.2
Indemnification Agreement, dated as of March 13, 2007, among Financial Security Assurance Inc., Long Beach Acceptance Receivables Corp., Citigroup Global Markets Inc. and Greenwich Capital Markets, Inc.

23.1	Consent of PWC regarding financial statements of the Insurer.

99.1	Annex A to Exhibits 4.1, 4.2 and 10.1.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Co-Registrants have duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LONG BEACH ACCEPTANCE RECEIVABLES CORP.
  Registrant and on behalf of Long Beach Acceptance Auto Receivables Trust 2007-A

By: /s/ Stephen W. Prough
Name: Stephen W. Prough
Title: President and Chairman of the Board

LONG BEACH ACCEPTANCE RECEIVABLES CORP. II
Registrant and on behalf of Long Beach Acceptance Auto Receivables Trust 2007-A

By: /s/ Stephen W. Prough
Name: Stephen W. Prough
Title: President and Chairman of the Board

Dated: April 5, 2007

EXHIBIT INDEX

1.1	Underwriting Agreement, dated March 13, 2007, between Long Beach Acceptance Receivables Corp., Long Beach Acceptance Corp., Citigroup Global Markets Inc. and Greenwich Capital Markets Inc.

4.1
Indenture, dated as of March 1, 2007 among Long Beach Acceptance Auto Receivables Trust 2007-A, a Delaware business trust acting through its owner trustee, and Wells Fargo Bank, National Association, as indenture trustee.

4.2	Amended and Restated Trust Agreement, dated as of March 1, 2007, between Long Beach Acceptance Receivables Corp. and Wilmington Trust Company, as Owner Trustee.

4.3	Financial Guaranty Insurance Policy, dated as of March 22, 2007.

8.1	Opinion of Dewey Ballantine LLP regarding tax matters, dated as of March 22, 2007.

10.1
Sale and Servicing Agreement, dated as of March 1, 2007, among Long Beach Acceptance Auto Receivables Trust 2007-A, as Issuer, Long Beach Acceptance Receivables Corp., as Transferor, Long Beach Acceptance Corp., as Originator, Servicer and Custodian, and Wells Fargo Bank, National Association, as Back-up Servicer and Trust Collateral Agent.

10.2
Indemnification Agreement, dated as of March 13, 2007, among Financial Security Assurance Inc., Long Beach Acceptance Receivables Corp., Citigroup Global Markets Inc. and Greenwich Capital Markets, Inc.

23.1	Consent of PWC regarding financial statements of the Insurer.

99.1	Annex A to Exhibits 4.1, 4.2 and 10.1.